UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)).

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AOG Institutional Fund
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

AOG Institutional Fund

11911 Freedom Drive Suite 730,

Reston, VA 20190

January 23, 2026

Dear Shareholder,

We are writing to inform you of the upcoming special meeting of shareholders (the “Special Meeting”) of AOG Institutional Fund (the “Fund”). At the Special Meeting, shareholders will have the opportunity to vote on an important proposal affecting the Fund. The Special Meeting will be held on February 27, 2026, at 1:00 p.m. E.T. at the offices of F.L. Putnam Investment Management Co. at 11911 Freedom Drive, Suite 730, Reston, Virginia 20190.

●	Shareholders of the Fund are being asked to vote for the election of two Trustees to the Board of Trustees of the Fund (“Trustees”).

The question and answer section that follows briefly discusses the proposal. Detailed information about the proposal is contained in the enclosed Proxy Statement.

Your vote is important no matter how many shares you own. Voting your shares early will help prevent costly follow-up mail and telephone solicitation. This Proxy Statement provides greater detail about the proposal. The Board of Trustees of the Fund (the “Board”) recommends that you read the enclosed materials carefully and vote in favor of each proposal.

You may choose one of the following options to authorize a proxy to vote your shares (which is commonly known as proxy voting) or to vote in person at the Special Meeting:

●	Mail: Complete and return the enclosed proxy card.

●	Internet: Access the website shown on your proxy card and follow the online instructions.

●	Telephone (automated service): Call the toll-free number shown on your proxy card and follow the recorded instructions.

●	In person: Attend the Special Meeting on February 27, 2026.

Thank you for your response and for your continued investment in the Fund.

Sincerely,

Frederick Baerenz
President

 PROXY
STATEMENT

January 23, 2026

AOG INSTITUTIONAL FUND

11911 Freedom Drive, Suite 730

Reston, VA 20190

Relating to a Special Meeting of Shareholders to
be held on February 27, 2026 at 1:00 p.m. E.T.

This Proxy Statement is being furnished to you by AOG Institutional Fund (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees (the “Board”) of the Fund, of proxies from the holders of the outstanding shares of the Fund (each, a “Shareholder”), with respect to the special meeting (the “Special Meeting”) of Shareholders. The Special Meeting will be held so that Shareholders can consider the following proposal (the “Proposal”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1.	To elect each of Betsy Cochrane and Gregory M. Pinkus as a Trustee of the Fund (“Trustees”) for an indefinite term.

Shareholders of record of the Fund at the close of business on the record date, January 5, 2026, are entitled to notice of the proxy solicitation and to vote at the Special Meeting and any adjournments or postponements thereof.

The Board unanimously recommends that you vote in favor of the Proposal.

By Order of the Board of Trustees,

/s/ Frederick Baerenz

Frederick Baerenz
President

Questions and Answers

The Fund encourages you to read the full text of the enclosed Proxy Statement, but, for your convenience, the Fund has provided a brief overview of the Proposal.

Q.	Why am I receiving this Proxy Statement?

A.	You are receiving this Proxy Statement because you were a Shareholder of the Fund on January 5, 2026, and therefore have the right to vote on an important Proposal concerning the Fund.

Q.	What is the Proposal about?

A.	You are being asked to elect two new Trustees of the Fund. There are currently four members of the Board: Frederick Baerenz, John Grady, Maureen E. O’Toole and Betsy Cochrane. Each of Messrs. Baerenz and Grady and Ms. O’Toole were previously elected by the Fund’s Shareholders. The two nominees for this election are Ms. Cochrane and Gregory M. Pinkus. Ms. Cochrane is currently a member of the Board. Mr. Pinkus was nominated by the Nominating Committee of the Board to fill the fifth seat on the Board pending Shareholder approval.

Q.	How does this Proposal affect the composition of the Board?

A.	Currently, the Board is composed of four persons, three of whom were previously elected by the Fund’s Shareholders: Mr. Grady, Mr. Baerenz, Managing Director of Interval Funds of F.L. Putnam Investment Management Co., the Fund’s investment adviser, and Ms. O’Toole. Section 16(a) of the Investment Company Act of 1940, as amended, requires that at least two-thirds of the Fund’s trustees be elected by Shareholders. If Shareholders elect Ms. Cochrane and Mr. Pinkus, as proposed, each of the Trustees will have been elected by Shareholders, which will provide the Board with the flexibility to fill a vacancy or add an additional Trustee without incurring the cost associated with seeking Shareholder approval.

Q.	How long will the Trustees serve on the Board?

A.	Each Trustee may serve on the Board until he or she dies, resigns, is declared bankrupt or incompetent by a court of appropriate jurisdiction, or is removed.

Q.	Who will pay for the proxy solicitation and related legal costs?

A.	The Fund will pay for the proxy solicitation and related legal costs. The Fund estimates that the cost of preparing, printing and mailing the Proxy Statement and soliciting Shareholder votes will be approximately $8,000.

Q.	What is the Board’s recommendation?

A.	After careful consideration, the Board unanimously recommends that Shareholders vote FOR the Proposal.

TABLE OF CONTENTS

PROPOSAL: ELECTION OF TRUSTEES	3

ADDITIONAL INFORMATION	14

i

PROXY
STATEMENT

January 23, 2026

AOG INSTITUTIONAL FUND

11911 Freedom Drive, Suite 730

Reston, VA 20190

Relating to a Special Meeting of Shareholders
to be held on February 27, 2026

This Proxy Statement is being furnished to you by AOG Institutional Fund (the “Fund”) in connection with the solicitation, on behalf of the Board of Trustees (the “Board”) of the Fund, of proxies from the holders of the outstanding shares of the Fund (each, a “Shareholder”), with respect to the special meeting (the “Special Meeting”) of Shareholders. The Special Meeting will be held so that Shareholders can consider the following proposal (the “Proposal”) and transact such other business as may be properly brought before the Special Meeting (and any adjournments or postponements thereof):

1.	To elect each of Betsy Cochrane and Gregory M. Pinkus as a Trustee of the Fund (“Trustees”) for an indefinite term.

The Fund anticipates that the notice of Special Meeting of shareholders, this Proxy Statement and the proxy card (collectively, the “Proxy Materials”) will be mailed to shareholders beginning on or about January 23, 2026.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder
Meeting to be Held on February 27, 2026:

The Notice of Special Meeting and Proxy Statement are available at:

https://vote.proxyonline.com/AOG/docs/2026meeting.pdf

Please read the Proxy Statement before voting on the Proposal. If you need additional copies of this Proxy Statement or the proxy card, please contact EQ Fund Solutions at (800) 735-3591 or in writing at F.L. Putnam Investment Management Co. (the “Adviser”), 11911 Freedom Drive, Suite 730, Reston, VA 20190. Additional copies of this Proxy Statement will be delivered to you promptly upon request. To obtain directions to attend the Special Meeting, please call (800) 735-3591. Shareholders of record of the Fund at the close of business on the record date, January 5, 2026 (the “Record Date”), are entitled to notice of and to vote at the Special Meeting and any adjournments or postponements thereof. As of the Record Date, the Fund had 5,243,126.819 shares outstanding. Each share entitles its holder to one vote at the Special Meeting.

PROPOSAL:
ELECTION OF TRUSTEES

The Fund currently has four Trustees on its Board: Frederick Baerenz, John Grady, Maureen E. O’Toole and Betsy Cochrane. Each of Messrs. Baerenz and Grady and Ms. O’Toole were previously elected by the Fund’s Shareholders. On April 17, 2023, the Board expanded its membership from four Trustees to five Trustees to comply with the requirements of Rule 23c-3. The two nominees for this election are Ms. Cochrane and Gregory M. Pinkus. Ms. Cochrane is currently a member of the Board. Mr. Pinkus was nominated by the Nominating Committee of the Board to fill the fifth seat on the Board pending Shareholder approval. A Trustee duly elected will serve an indefinite term unless he or she resigns or is removed in accordance with the Fund’s Declaration of Trust.

A Shareholder can vote for or against the nominee. The Board has no reason to believe that the persons named below will be unable or unwilling to serve, and such persons have consented to being named in this Proxy Statement and to serve if elected.

Information about the Trustee Nominees and Officers of the Fund

Certain information with respect to the nominees for election and the officers of the Fund is set forth below, including their names, ages, a brief description of their recent business experience, including present occupations and employment and certain trusteeships that each person holds, and the length of time served in such capacity with the Fund.

Trustee Independence

Under the Investment Company Act of 1940, as amended (the “Investment Company Act”), in order for a Trustee to be deemed independent, he or she, among other things, generally must not: own, control or hold power to vote, 5% or more of the voting securities or be an officer or employee of the Fund or of an investment adviser or principal underwriter to the Fund; control the Fund or an investment adviser or principal underwriter to the Fund; be an officer, trustee or employee of an investment adviser or principal underwriter to the Fund; be a member of the immediate family of any of the foregoing persons; knowingly have a direct or indirect beneficial interest in, or be designated as an executor, guardian or trustee of an interest in, any security issued by an investment adviser or principal underwriter to the Fund; be a partner or employee of any firm that has acted as legal counsel to the Fund or an investment adviser or principal underwriter to the Fund during the last two years; or have certain relationships with a broker-dealer or other person that has engaged in agency transactions, principal transactions, lent money or other property to, or distributed shares on behalf of the Fund.

The Board, pursuant to the Investment Company Act and with advice of counsel to the independent trustees, has considered the independence of existing members of and nominees to the Board who are not employed by the Adviser, or Distribution Services, LLC, the Fund’s distributor (the “Distributor”), or any of their respective affiliates, and has concluded that neither Ms. Cochrane nor Mr. Pinkus is an “interested person” of the Fund, the Adviser, or the Distributor, as defined by the Investment Company Act and therefore each qualifies as an independent trustee (“Independent Trustee”) under the standards promulgated by the Investment Company Act.

Independent Trustee Nominee

Name, Address,* Year of Birth	Position (s) Held with Fund	Term of Office** and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee Nominee	Other Trusteeships held by Trustee during Last Five Years
Betsy Cochrane (1978)	Independent Trustee	Since June 2023	Attorney/Legal Consultant, Axiom and MLA Global Interim Legal Talent, 2023-Present; Executive Vice President, Senior Counsel at Greenbacker Capital Management, LLC, 2021-2023; Member, US Commodity Futures Trading Commission Global Markets Advisory Committee’s Sub-Committee on Margin Requirements for Uncleared Swaps, 2020-2022; Assistant General Counsel, Director, Barings LLC, 2012-2020.	N/A	None

Gregory M. Pinkus	Independent Trustee	N/A	Chief Financial Officer, Treasurer and Secretary of the Terra Property Trust, Inc. and Chief Financial Officer and Chief Operating Officer of Terra Capital Partners, LLC and Terra Fund Advisors, January 2016 – Present (various dates, including October 2017); Chief Operating Officer of the Fund, January 2016 – February 2024; Chief Financial Officer and Chief Operating Officer of Terra Income Advisors and Chief Financial Officer, Treasurer and Secretary of Terra BDC, May 2013 – October 2022; Controller for W.P. Carey & Co., August 2010 – May 2012; Assistant Controller for W.P. Carey & Co., 2006 – August 2010; Controller and Vice President of Finance for several early-stage technology companies, 1999 – 2005.	N/A	None

*	The address for the Trustees listed above is AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

**	The term of office for the Trustees listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Betsy Cochrane is a seasoned legal professional with substantial expertise in financial services, investment management, and regulatory compliance. Ms. Cochrane currently serves as an Attorney/Legal Consultant with Axiom and MLA Global Interim Legal Talent (2023–Present), leveraging her extensive background to advise clients on complex legal and compliance matters.

Prior to this role, she was the Executive Vice President, Senior Counsel at Greenbacker Capital Management, LLC (2021–2023), where she played a key role in the legal affairs of the clean energy and sustainable infrastructure investment firm. From 2012 to 2020, Ms. Cochrane held the position of Assistant General Counsel, Director at Barings LLC, a global investment management firm. During her tenure, she provided critical legal guidance across various aspects of the business, including investment products, operations, and regulatory issues. Ms. Cochrane’s depth of regulatory knowledge is further highlighted by her service as a Member of the U.S. Commodity Futures Trading Commission (CFTC) Global Markets Advisory Committee’s Sub-Committee on Margin Requirements for Uncleared Swaps (2020–2022). This appointment underscores her expertise in global derivatives markets and regulatory frameworks. The Fund believes Ms. Cochrane’s comprehensive experience across legal consultation, executive counsel in specialized investment management (clean energy, infrastructure), and significant involvement in complex financial market regulation qualify her to serve as an Independent Trustee of the Fund’s Board.

Gregory M. Pinkus has served as the Chief Financial Officer, Treasurer and Secretary of Terra Property Trust, Inc. and the Chief Financial Officer and Chief Operating Officer of Terra Fund Advisors since January 2016, October 2017, and October 2017, respectively. Mr. Pinkus also served as the Chief Operating Officer of Terra Property Trust, Inc. from January 2016 to February 2024. He also served as (i) the Chief Financial Officer of Terra Capital Advisors, LLC, Terra Capital Advisors 2, LLC and Terra Income Advisors 2 since May 2012, September 2012 and October 2016; (ii) the Chief Operating Officer of Terra Capital Advisors, LLC, Terra Capital Advisors 2, LLC and Terra Capital Partners since July 2014; (iii) the Chief Operating Officer of Terra Income Advisors 2 since October 2016; (iv) the Chief Financial Officer of Fund 5 International, Terra International and Terra Fund 7 since June 2014, October 2016 and October 2016, respectively; (v) a director of RESOF since October 2020; and (vi) the Chief Financial Officer and Chief Operating Officer of Terra Income Advisors and the Chief Financial Officer, Treasurer and Secretary of Terra BDC from May 2013 to October 2022 and the Chief Operating Officer of Terra BDC from July 2014 to October 2022. Prior to joining Terra Capital Partners in May 2012, he served as Assistant Controller for W.P. Carey & Co. from 2006 to August 2010 and as Controller from August 2010 to May 2012. Mr. Pinkus also served as Controller and Vice President of Finance for several early-stage technology companies during the period of 1999 to 2005. Additionally, he managed large-scale information technology budgets at New York Life Insurance Company from 2003 to 2004 and oversaw an international reporting group at Bank of America from 1992 to 1996. Mr. Pinkus is a Certified Public Accountant and member of the American Institute of Certified Public Accountants. Mr. Pinkus holds a B.S. in Accounting from the Leonard N. Stern School of Business at New York University. The Fund believes Mr. Pinkus’s extensive and lengthy experience in various leadership roles with different investment management institutions and his experience and knowledge of the financial services industry qualifies him to serve as an Independent Trustee of the Fund’s Board.

Interested Trustees

Name, Address,* Year of Birth	Position and Length of Time Served (Term of Office)**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee	Other Directorships Held in the Past 5 Years
Frederick Baerenz (1961)	President; Since Inception	Managing Director of Interval Funds, F.L. Putnam Investment Management Co., 2025-Present; President and Chief Executive Officer of AOG Wealth Management, 2000-2025.	N/A	None

*	The address for the Trustee listed above is AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

**	The term of office for the Trustee listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Frederick Baerenz has served as the President of the Fund and an Interested Trustee of the Fund’s Board since inception. Mr. Baerenz is Managing Director of Interval Funds, F.L. Putnam Investment Management Co. Mr. Baerenz served as President and Chief Executive Officer of AOG Wealth Management from 2000 to 2025. He is an accredited investment fiduciary and has been a FINRA registered principal, and has held Series 6, 7, 26, 63, 65, and 79 licenses. Prior to joining AOG Wealth Management, Mr. Baerenz served as Vice President for both Commonwealth Land Title Insurance Company and First American Title Company. At both companies, he prepared and reviewed title examinations, served as a Branch Manager, Risk Officer, and Underwriter of commercial title insurance policies. Mr. Baerenz is a frequent speaker and panelist at professional associations and advisor practice management meetings. In 2013, Mr. Baerenz was elected to the board of directors of the Alternative & Direct Investment Securities Association and has been a member of the Policy, Regulatory and Legal Affairs Committee for the Institute for Portfolio Alternatives since 2013. Mr. Baerenz has served in many local and regional capacities for Crown Financial Ministries over the past twenty years and has served as Chairman of the Board of Directors for David’s Hope International, as a Trustee for Fork Union Military and the International DeMolay Foundation. He graduated from The College of William and Mary with an interdisciplinary major in government, history, and economics. The Fund believes Mr. Baerenz’s experience in the financial services industry qualifies him to serve as a Trustee of the Fund’s Board.

Independent Trustees

Name, Address,* Year of Birth	Position and Length of Time Served (Term of Office)**	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex*** to be Overseen by Trustee	Other Directorships Held in the Past 5 Years
John Grady (1961)	Trustee; Since Inception	Chief Operating Officer, General Counsel and Chief Compliance Officer of ABR Dynamic Funds, January 2021-Present; Attorney/Partner at DLA Piper LLP, 2016-2019; Practus LLP, 2019 – January 2021.	N/A	None

Maureen E. O’Toole (1957)	Trustee; Since June 2023	Retired; Managing Director at Actis, 2019 – 2023; Managing Director at Morgan Stanley, 2012 - 2019.	N/A	None

*	The address for each Trustee listed above is AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

**	The term of office for the Trustees listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

John Grady has served as an Independent Trustee of the Fund’s Board since inception. Mr. Grady has over 35 years of investment management experience, both as a lawyer and an executive. Mr. Grady has been the Chief Operating Officer and General Counsel at ABR Dynamic Fund since February 2021. Prior to joining ABR, Mr. Grady was a Partner at both Practus, LLP and DLA Piper, LLP. Before joining DLA Piper, LLP, Mr. Grady held legal and executive positions with RCS Capital Corporation, Steben & Company and the Nationwide Funds Group, as well as the Constellation Funds Group and Turner Investment Partners. Mr. Grady began his career as an attorney with Ropes & Gray, then moved to Morgan Lewis LLP, where he was named Partner. He currently serves as a member of the board of directors of the Alternative & Direct Investment Securities Association and the Mann Center for the Performing Arts. Mr. Grady received his J.D. at the University of Pennsylvania Law School and received his undergraduate degree from Colgate University with a bachelors in history, magna cum laude. While at Colgate, he was awarded high honors by the History Department and was elected to Phi Beta Kappa. The Fund believes Mr. Grady’s experience and expertise qualifies him to serve as an Independent Trustee of the Fund’s Board.

Maureen E. O’Toole has more than 40 years of experience in the financial services industry, including substantial involvement with alternative asset management. From 1982 to 1989, Ms. O’Toole served as a Vice President of the Institutional Financial Futures Research Department of Drexel Burnham Lambert in Chicago, working to develop quantitative models to create pioneering financial futures hedging and trading strategies. From 1989 to 1993, Ms. O’Toole served as Senior Vice President of the Managed Futures Research Department of Rodman and Renshaw, performing quantitative analysis on Commodity Trading Advisers and constructing managed futures portfolios. From 1993 to 2010, Ms. O’Toole held Director and Managing Director roles at the investment groups of numerous prominent banks and investment management firms. From 2010 to 2012, Ms. O’Toole served as Managing Director of K2 Advisors, expanding its hedge fund of funds investment platform. From 2012-2023, Ms. O’Toole has served as Managing Director of K2 Advisors, Morgan Stanley Investment Management, and Actis, with responsibility for the managed futures activity of each of these prominent firms. Ms. O’Toole has had numerous board positions, including a current role as an Independent Trustee of the Alti Private Equity Access Fund. Ms. O’Toole graduated from California State University with a degree in Economics, going on to receive a Master’s in Management from Northwestern University with a focus on Finance. The Fund believes Ms. O’Toole’s experience in the financial services industry qualifies her to serve as an Independent Trustee of the Fund’s Board.

Officers

Name, Address,* Year of Birth	Position and Length of Time Served (Term of Office)	Principal Occupation During the Past Five Years
Frederick Baerenz (1961)	President; Since Inception	Managing Director of Interval Funds, F.L. Putnam Investment Management Co., 2025-Present; President and Chief Executive Officer of AOG Wealth Management, 2000-2025.

Peter Sattelmair (1977)	Chief Financial Officer and Treasurer; Since May 2023	Director, PINE Advisor Solutions (2021 – present); Director of Fund Operations and Assistant Treasurer, Transamerica Asset Management (2014 – 2021).

Jesse Hallee (1976)	Secretary; Since Inception	Senior Vice President and Associate General Counsel; Ultimus Fund Solutions, LLC, 2022-Present; Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC, 2019-2022; Vice President and Managing Counsel, State Street Bank and Trust Company, 2013-2019.

Alexander Woodcock (1989)	Chief Compliance Officer; Since 2022	Director of PINE Advisor Solutions since 2022; CCO of PINE Distributors LLC since 2022; Vice President of Compliance Services, SS&C ALPS from 2019 to 2022; Manager of Global Operations Oversight, Oppenheimer Funds from 2014 to 2019.

Aaron Rosen (1983)	Chief Investment Officer; Since 2024	Co-Portfolio Manager of the Fund since February 2025; Portfolio Manager of the Fund since April 2023 and Chief Investment Officer of the Fund since May 2024; Principal of Copia Wealth Services from August 2021 to January 2023; Director of Sky & Ray from August 2021 to January 2023; Managing Director and Portfolio Manager of Validus Growth Investors from November 2014 to August 2021.

*	The address for each officer listed above is AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

**	The term of office for the officers listed above will continue indefinitely.

***	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Corporate Governance – Board Committees

In addition to serving on the Board, Trustees may also serve on the Fund’s Audit Committee or Nominating Committee, both of which have been established by the Board to handle certain designated responsibilities. The Board has designated a chairman of the Audit Committee and the Nominating Committee. Subject to applicable laws, the Board may establish additional committees, change the membership of any committee, fill all vacancies and designate alternate members to replace any absent or disqualified member of any committee, or to dissolve any committee as it deems necessary and in the Fund’s best interest.

Audit Committee. The Board has a standing Audit Committee (the “Audit Committee”) that consists exclusively of Independent Trustees. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: (i) recommending which firm to engage as the Fund’s independent registered public accounting firm and whether to terminate this relationship; (ii) reviewing the independent registered public accounting firm’s compensation, the proposed scope and terms of its engagement, and the firm’s independence; (iii) pre-approving audit and non-audit services provided by the Fund’s independent registered public accounting firm to the Fund and certain other affiliated entities; (iv) serving as a channel of communication between the independent registered public accounting firm and the Trustees; (v) reviewing the results of each external audit, including any qualifications in the independent registered public accounting firm’s opinion, any related management letter, management’s responses to recommendations made by the independent registered public accounting firm in connection with the audit, reports submitted to the Committee by the internal auditing department of the Administrator that are material to the Fund as a whole, if any, and management’s responses to any such reports; (vi) reviewing the Fund’s audited financial statements and considering any significant disputes between the Fund’s management and the independent registered public accounting firm that arose in connection with the preparation of those financial statements; (vii) considering, in consultation with the independent registered public accounting firm and the Fund’s senior internal accounting executive, if any, the independent registered public accounting firms’ reports on the adequacy of the Fund’s internal financial controls; (viii) reviewing, in consultation with the Fund’s independent registered public accounting firm, major changes regarding auditing and accounting principles and practices to be followed when preparing the Fund’s financial statements; and (ix) other audit related matters. Ms. O’Toole, Ms. Cochrane and Mr. Grady currently serve as members of the Audit Committee. Mr. Grady serves as the Chair of the Audit Committee. The Board has determined that Mr. Grady is an “Audit Committee Financial Expert” as defined under SEC rules. The Audit Committee charter is attached hereto as Attachment A. During the fiscal year ended September 30, 2025, the Audit Committee held seven committee meetings.

Nominating Committee. The Board has a standing Nominating Committee (the “Nominating Committee”) that consists exclusively of Independent Trustees. The Nominating Committee operates under a written charter approved by the Board. The principal responsibilities of the Nominating Committee include: (i) considering and reviewing Board governance and compensation issues; (ii) conducting a self-assessment of the Board’s operations; (iii) selecting and nominating all persons to serve as Independent Trustees and considering proposals of and making recommendations for “interested” Trustee candidates to the Board; and (iv) reviewing Shareholder recommendations for nominations to fill vacancies on the Board if such recommendations are submitted in writing and addressed to the Nominating Committee at the Fund’s office. Ms. O’Toole, Ms. Cochrane and Mr. Grady currently serve as members of the Nominating Committee. Ms. O’Toole serves as the Chair of the Nominating Committee. The Nominating Committee charter is attached hereto as Attachment B. During the last fiscal year, the Nominating Committee did not meet.

Trustee Beneficial Ownership Table

The following table indicates the dollar range of equity securities that the Trustee Nominee and each Trustee beneficially owns in the Fund as of the date hereof.

Name of Trustee Nominee/Trustee	Dollar Range of Equity Securities in the Fund(1)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Trustee Nominee
Betsy Cochrane	None	None
Gregory M. Pinkus	None	None
Interested Trustees
Frederick Baerenz	Over $100,000	Over $100,000
Independent Trustees
John Grady	None	None
Maureen E. O’Toole	None	None

(1)	Beneficial ownership is determined in accordance with the rules of the SEC. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares “voting power,” which includes the power to vote, or to direct the voting of, such security, or “investment power,” which includes the right to dispose of or to direct the disposition of such security. A person also is deemed to be a beneficial owner of any securities which that person has a right to acquire within 60 days.

Board Responsibilities

The management and affairs of the Fund are overseen by the Trustees. The Board has approved contracts, as described above, under which certain companies provide essential management services to the Fund.

The day-to-day business of the Fund, including the management of risk, is performed by third party service providers, such as the Adviser and the Administrator. The Trustees are responsible for overseeing the Fund’s service providers and, thus, have oversight responsibility with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, Shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures and controls to identify various possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur. Each service provider is responsible for one or more discrete aspects of the Fund’s business (e.g., the Adviser is responsible for the day-to-day management of the Fund’s portfolio investments) and, consequently, for managing the risks associated with that business. The Board has emphasized to the Fund’s service providers the importance of maintaining vigorous risk management.

The Trustees’ role in risk oversight begins before the inception of the Fund, at which time certain of the Fund’s service providers present the Board with information concerning the investment objective, strategies and risks of the Fund as well as proposed investment limitations for the Fund.

Additionally, the Adviser provides the Board with an overview of, among other things, their respective investment philosophies, brokerage practices and compliance infrastructures. Thereafter, the Board continues its oversight function as various personnel, including the Fund’s Chief Compliance Officer (the “Chief Compliance Officer”), as well as personnel of the Adviser and other service providers such as the Fund’s independent accountants, make periodic reports to the Audit Committee or to the Board with respect to various aspects of risk management. The Board and the Audit Committee oversee efforts by management and service providers to manage risks to which the Fund may be exposed.

The Board is responsible for overseeing the services provided to the Fund by the Adviser and receives information about those services at its regular meetings. In addition, following an initial two-year term, on an annual basis, in connection with its consideration of whether to renew the Advisory Agreement, the Board meets with the Adviser to review such services. Among other things, the Board regularly considers the Adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board also reviews information about the Fund’s investments, including, for example, reports on the Adviser’s use of derivatives in managing the Fund, if any, as well as reports on the Fund’s investments in other investment companies, if any.

The Chief Compliance Officer reports regularly to the Board to review and discuss compliance issues and Fund and Adviser risk assessments. At least annually, the Chief Compliance Officer provides the Board with a report reviewing the adequacy and effectiveness of the Fund’s policies and procedures and those of its service providers, including the Adviser. The report addresses the operation of the policies and procedures of the Fund and each service provider since the date of the last report; any material changes to the policies and procedures since the date of the last report; any recommendations for material changes to the policies and procedures; and any material compliance matters since the date of the last report.

The Board receives reports from the Fund’s service providers regarding operational risks and risks related to the valuation and liquidity of portfolio securities. The Adviser’s Fair Valuation Committee makes regular reports to the Board concerning investments for which market quotations are not readily available. Annually, the Fund’s independent registered public accounting firm reviews with the Audit Committee its audit of the Fund’s financial statements, focusing on major areas of risk encountered by the Fund and noting any significant deficiencies or material weaknesses in the Fund’s internal controls. Additionally, in connection with its oversight function, the Board oversees Fund management’s implementation of disclosure controls and procedures, which are designed to ensure that information required to be disclosed by the Fund in its periodic reports with the SEC are recorded, processed, summarized, and reported within the required time periods. The Board also oversees the Fund’s internal controls over financial reporting, which comprise policies and procedures designed to provide reasonable assurance regarding the reliability of the Fund’s financial reporting and the preparation of the Fund’s financial statements.

From their review of these reports and discussions with the Adviser, the Chief Compliance Officer, the independent registered public accounting firm and other service providers, the Board and the Audit Committee learn in detail about the material risks of the Fund, thereby facilitating a dialogue about how management and service providers identify and mitigate those risks.

The Board recognizes that not all risks that may affect the Fund can be identified and/or quantified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the Trustees as to risk management matters are typically summaries of the relevant information. Most of the Fund’s investment management and business affairs are carried out by or through the Adviser and other service providers each of which has an independent interest in risk management but whose policies and the methods by which one or more risk management functions are carried out may differ from the Fund’s and each other’s in the setting of priorities, the resources available or the effectiveness of relevant controls. As a result of the foregoing and other factors, the Board’s ability to monitor and manage risk, as a practical matter, is subject to limitations.

Board Leadership Structure

In his role as Chairman, Mr. Baerenz, among other things: (i) presides over board meetings; (ii) oversees the development of agendas for Board meetings; (iii) facilitates communication between the Trustees and management; and (iv) has such other responsibilities as the Board determines from time to time. In his role as lead Independent Trustee, Mr. Grady, among other things: (i) presides over Board meetings in the absence of the Chairman of the Board; (ii) presides over executive sessions of the Independent Trustees; (iii) along with the Chairman of the Board, oversees the development of agendas for Board meetings; (iv) facilitates communication between the Independent Trustees and management, and among the Independent Trustees; (v) serves as a key point person for dealings between the Independent Trustees and management; and (vi) has such other responsibilities as the Board or Independent Trustees determine from time to time.

Communication with the Board

Shareholders with questions about the Fund are encouraged to contact the Fund. Shareholders may communicate with the Fund or its Board by mailing their communications to AOG Institutional Fund, care of Chief Compliance Officer, 11911 Freedom Drive, Suite 730, Reston, VA 20190. All Shareholder communications received in this manner will be delivered as appropriate to one or more members of the Board.

Compensation of Trustees

The following table sets forth information regarding the compensation received by the Independent Trustees of the Fund for the fiscal year ended September 30, 2025. The Fund does not pay compensation to the Interested Trustees or the officers of the Fund. For their service as Trustees, each Independent Trustee receives from the Fund retainers and meeting fees, as well as reimbursement for expenses incurred in connection with attendance at Board meetings.

Compensation Table

Name and Position	Aggregate Compensation from the Fund	Pension or Retirement Benefits Accrued as Part of the Fund’s Expenses(1)	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex(2)
Interested Trustees
Frederick Baerenz	$0	N/A	N/A	$0
Independent Trustees
John Grady	$20,500	N/A	N/A	$20,500 for service on one (1) board and two (2) committees
Maureen E. O’Toole	$22,500	N/A	N/A	$22,500 for service on one (1) board and two (2) committees
Betsy Cochrane	$22,500	N/A	N/A	$22,500 for service one (1) board and two (2) committee

(1)	The Fund does not have a bonus, profit sharing or retirement plan, and trustees do not receive any pension or retirement benefits.

(2)	The term “Fund Complex” refers to all present and future funds advised by the Investment Adviser or its affiliates.

Vote Required

The Proposal requires a plurality of all the votes cast at the meeting, provided a quorum is present. The nominees receiving the highest number of affirmative votes for the two available Board seats will be elected. This means that a nominee will be elected if they receive at least one vote in their favor. Votes withheld for any nominee will have no effect on the outcome of the election.

The Board recommends a vote “FOR” Proposal.

ADDITIONAL INFORMATION

Service Providers

Ultimus Fund Solutions, LLC serves as the Fund’s administrator, transfer agent and dividend paying agent. Pine Advisor Solutions LLC provides the Fund with an outsourced chief compliance officer, as well as related compliance services. Ultimus Fund Solutions, LLC is located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. Pine Advisor Solutions LLC is located at 501 South Cherry Street, Suite 610, Denver, CO 80246.

Fifth Third Bank, N.A., with its principal place of business located at 38 Fountain Square Plaza, Cincinnati, Ohio 45263, serves as Custodian for the securities and cash of the Fund’s portfolio.

Distribution Services LLC, with its principal place of business located at Three Canal Plaza, Suite 100, Portland, Maine 04101, serves as the Fund’s principal underwriter.

Shares Outstanding

As of the Record Date, 5,243,126.819 shares of the Fund were issued and outstanding and entitled to vote on the Proposal.

Security Ownership of Certain Beneficial Owners and Management

The Fund’s Trustees are divided into two groups – Interested Trustees and Independent Trustees. Interested Trustees are “interested persons” of the Fund, as defined in the Investment Company Act.

The following table sets forth, as of the Record Date, certain ownership information with respect to the Fund’s common shares for those persons who may, insofar as is known to us, directly or indirectly own, control or hold with the power to vote, 5% or more of the Fund’s outstanding common shares and the beneficial ownership of each current Trustee, the nominees for Trustee, the Fund’s executive officers, and the executive officers and Trustees as a group.

Unless otherwise indicated, we believe that each person set forth in the table below has sole voting and investment power with respect to all shares of the Fund’s common shares he or she beneficially owns and has the same address as the Fund. The Fund’s address is 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned	Percentage of Shares Outstanding(2)
5% or more holders
N/A	—	—
Trustee Nominee
Betsy Cochrane	—	—
Gregory M. Pinkus	—	—
Interested Trustee
Frederick Baerenz	67,443.223	1.28%
Independent Trustees
John Grady	—	—
Maureen E. O’Toole	—	—
Executive Officers
Frederick Baerenz	67,443.223	1.28%
Peter Sattelmair	—	—
Jesse Hallee	—	—
Alexander Woodcock	—	—
Executive officers and Trustees as a group(3)	67,443.223	1.28%

*	Represents less than one percent

(1)	The business address of each Trustee and executive officer of the Fund is c/o AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

(2)	Based on a total of 5,243,126.819 of the Fund’s common shares issued and outstanding as of the Record Date.

(3)	As of the date of this Proxy Statement, certain Trustees, officers, and members of the Investment Committee collectively owned 1.28% of the Fund, but no individual Trustee, officer or member of the Investment Committee owned 5% or more of the outstanding shares of the Fund.

Required Vote

The Proposal requires a plurality of all the votes cast at the meeting, provided a quorum is present. The nominees receiving the highest number of affirmative votes for the two available Board seats will be elected. This means that a nominee will be elected if they receive at least one vote in their favor. Votes withheld for any nominee will have no effect on the outcome of the election.

A “broker non-vote” occurs when Shareholders are asked to consider both “routine” and “non-routine” proposal. In such a case, if a broker-dealer votes on the “routine” proposal, but does not vote on the “non-routine” proposal because (a) the shares entitled to cast the vote are held by the broker-dealer in “street name” for the beneficial owner, (b) the broker-dealer lacks discretionary authority to vote the shares, and (c) the broker-dealer has not received voting instructions from the beneficial owner, a broker non-vote is said to occur with respect to the “non-routine” proposal.

You may revoke your proxy at any time prior to its exercise and vote in person at the Special Meeting. You may revoke your proxy by written notice to the Secretary of the Fund at AOG Institutional Fund, c/o Secretary, 11911 Freedom Drive, Suite 730, Reston, VA 20190.

Shareholders do not have dissenters’ rights of appraisal in connection with the Proposal. If sufficient proxies are not obtained to approve the Proposal, the Board will consider what other action is appropriate and in the best interests of Shareholders.

Method and Cost of Proxy Solicitation

Proxies will be solicited by the Fund primarily by mail. The solicitation may also include telephone, facsimile, Internet, video or oral communication by certain officers of the Fund or officers or employees of the Adviser, who will not be paid for these services. Any telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying Shareholder information and recording the Shareholder’s instruction.

The Fund will bear the costs of preparing, printing and mailing this Proxy Statement, and all other costs incurred in connection with the solicitation of written proxies. The Fund estimates that the cost of printing and mailing the Proxy Statement and soliciting Shareholder proxies will be approximately $8,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended, the Trustees and executive officers, and any persons holding more than 10% of the Fund’s common shares, are required to report their beneficial ownership and any changes therein to the SEC and to the Fund. Specific due dates for those reports have been established, and we are required to report herein any failure to file such reports by those due dates.

Financial Statements and Other Information

The Fund will furnish, without charge, a copy of its annual report to any Shareholder upon request. Requests should be directed to AOG Institutional Fund, c/o Secretary, 11911 Freedom Drive, Suite 730, Reston, VA 20190 (telephone number 877-600-3573).

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more Shareholders sharing the same address by delivering a single proxy statement and annual report addressed to those Shareholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for Shareholders and cost savings for companies.

Please note that only one proxy statement or annual report may be delivered to two or more Shareholders who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of this proxy statement or annual report or for instructions as to how to request a separate copy of this document or annual report or as to how to request a single copy if multiple copies of this document or annual report are received, Shareholders should contact the Fund at the address and phone number set forth below.

Requests should be directed to AOG Institutional Fund, 11911 Freedom Drive, Suite 730, Reston, VA 20190 (telephone number: 703-757-8020). Copies of these documents may also be accessed electronically by means of the SEC’s webpage at www.sec.gov.

Future Meetings; Shareholder Proposal

The Fund is generally not required to hold annual meetings of Shareholders and the Fund generally does not hold a meeting of Shareholders in any year unless certain specified Shareholder actions such as election of Trustees or approval of a new investment management agreement are required to be taken under the Investment Company Act or the Fund’s Declaration of Trust and Amended and Restated Bylaws. As such, the Fund has no policy regarding Board members’ attendance at annual meetings of Shareholders. By observing this practice, the Fund seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of Shareholder meetings. A Shareholder desiring to submit a proposal intended to be presented at any meeting of Shareholders of the Fund hereafter called should send the proposal to the Secretary of the Fund at the Fund’s principal offices within a reasonable time before the solicitation of the proxies for such meeting. Shareholders who wish to recommend a nominee for election to the Board may do so by submitting the appropriate information about the candidate to the Fund’s Secretary. The mere submission of a proposal by a Shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a Shareholder proposal to be considered at a Shareholder meeting, it must be a proper matter for consideration under Delaware law.

By Order of the Board of Trustees,

/s/ Frederick Baerenz
Frederick Baerenz
President
Reston, Virginia
January 23, 2026

ATTACHMENT A

AOG INSTITUTIONAL FUND

AUDIT COMMITTEE CHARTER

(as of November 14, 2024)

1.            Committee Membership. The Audit Committee shall normally consist solely of all members of the Board of Trustees (the “Board”) who meet the independence and experience requirements applicable to AOG Institutional Fund (the “Fund”) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including Section 10A thereof, and other applicable law, and are not “interested persons” of the Fund as defined in the Investment Company Act of 1940, as amended (the “Company Act”).

2.	Committee Role.

a.	The purposes of the Audit Committee are to:

i.       assist the Board in overseeing: (1) the Fund’s accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (2) the integrity, quality, and objectivity of the Fund’s financial statements and the independent audit thereof; (3) the Fund’s compliance with legal and regulatory requirements; (4) the Fund’s independent auditors’ qualifications and independence; (5) the performance of the Fund’s independent auditors; and (6) to act as a liaison between the Fund’s independent auditors and the full Board; and

ii.       prepare the disclosure required by Regulation S-K and the Exchange Act, as applicable.

b.            The function of the Audit Committee is oversight. The Fund’s management is responsible for: (i) the preparation, presentation and integrity of the Fund’s financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies, and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews.

c.            In fulfilling their responsibilities hereunder, it is recognized that members of the Audit Committee are not full-time employees of the Fund and are not necessarily, and do not necessarily represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures. Each member of the Audit Committee shall be entitled

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to rely on: (i) the integrity of those persons and organizations within and outside the Fund from which it receives information; (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons and organizations absent actual knowledge to the contrary (which shall typically be promptly reported to the Fund’s Board); and (iii) statements made by the officers and employees of the Fund, the Fund’s investment manager, or other third parties as to any information technology, internal audit, and other non-audit services provided by the independent auditors to the Fund. In addition, the review of the Fund’s financial statements by the Audit Committee is not of the same scope and quality as audits performed by the independent auditors, nor does the Audit Committee’s review substitute for the responsibilities of the Fund’s management for preparing, or the independent auditors for auditing, the financial statements. Nothing in this Audit Committee Charter (“Charter”) shall be construed to reduce the responsibilities or liabilities of the Fund’s service providers, including the independent auditors. The members of the Audit Committee are not responsible for ensuring that the auditors and/or Fund management comply with legal and regulatory requirements under the Exchange Act, the Company Act, and other applicable law.

3.	Committee Responsibilities.

a.            Regulatory Requirements and Developments. Consider and review Audit Committee regulatory requirements and developments;

b.	Charter Review and Self-Assessment.

i.              evaluate the adequacy of the Charter at least annually and recommend any changes to the full Board;

ii.             evaluate the performance of the Audit Committee at least annually and recommend any changes to the full Board; and

iii.            review the Audit Committee’s annual self-evaluation summary;

c.	Chair. Elect a Chair of the Audit Committee;

d.	Risks and Controls.

i. discuss policies with respect to risk assessment and risk management;

ii. review with the Fund’s principal executive officer and/or principal financial officer, in connection with their certification of Form N-CSR, any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund’s ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund’s internal controls;

iii. investigate improprieties or suspected improprieties in Fund operations;

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e.	Complaints.

i.             establish procedures for: the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and the confidential, anonymous submission by employees of the Fund’s investment manager or any other provider of accounting related services for the Fund, as well as employees of the Fund, of concerns regarding questionable accounting or auditing matters;

ii.            review complaints, if any, received by the Fund regarding accounting, internal accounting controls, or auditing matters on a periodic basis;

f.	Hiring Policies.

i.             set hiring policies for employees or former employees of the independent auditors;

ii.            review the hiring policies for employees or former employees of the independent auditors on a periodic basis;

g.	Audit and Non-Audit Services; Financial Reporting.

i.             at least annually, obtain and review a report by the independent auditor describing: the firm’s internal quality-control procedures; any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues; and (to assess the auditor’s independence) all relationships between the independent auditor and the Fund;

ii.            meet with the Fund’s independent auditors, including private meetings, and management, as necessary, to:

1.             review the arrangements for and scope of the annual audit and any special audits;

2.             discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments, if any, of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, if any, and, if applicable, the treatment preferred by the independent auditors;

3.             review copies of any material written communication between the independent auditor and management;

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4.             review and discuss the Fund’s annual audited financial statements and semi-annual financial statements, as applicable, including reviewing specific disclosures under “Management’s Discussion of Fund Performance” in its Form N- CSR;

5.             review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-CEN;

6.             discuss any matters of importance relating to the Fund’s financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s);

7.             consider the auditors’ comments with respect to the Fund’s financial policies, disclosure controls, procedures and internal accounting controls and management’s responses thereto;

8.             consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors;

9.             review any audit problems or difficulties and management’s response;

10.           review the form of opinion the auditors propose to render to the Fund;

iii.          discuss with the Fund’s legal counsel any legal matters that may have a material impact on the financial statements;

iv.          meet in executive session with independent auditors on a periodic basis;

v.           determine whether the Audit Committee recommends to the Board that audited financial statements be included in the Fund’s annual report for the last fiscal year for filing with the Securities and Exchange Commission (“SEC”);

vi.          consider the audit plan, and all related matters pertaining to the audit and other services, including, without limitation, to:

1.             recommend the selection, retention, or termination of auditors and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to the Fund’s investment manager or its affiliates (it being understood that the auditors are ultimately accountable to the Audit Committee and the Fund’s Board and that the Audit Committee and the Fund’s Board shall have the ultimate authority and

4

responsibility to select, evaluate, retain and terminate auditors, subject to any required shareholder vote);

2.             ensure receipt of a formal written statement from the auditors on a periodic basis specifically delineating all relationships between the auditors and the Fund; to discuss with the auditors any disclosed relationships or services that may impact the auditors’ objectivity and independence; and to take, or recommend that the full Board take, appropriate action to oversee the independence of the auditors;

3.             review the audit and non-audit services provided to the Fund by the auditors and the fees charged for such services;

4.             consider for pre-approval any non-audit services proposed to be provided by the auditors to the Fund, and any non-audit services proposed to be provided by such auditors to the Fund’s investment manager and any service providers controlling, controlled by, or under common control with the Fund’s investment manager, if any, which have a direct impact on Fund operations or financial reporting. In those situations when it is not convenient to obtain full Audit Committee approval, the Chairman of the Audit Committee is delegated the authority to grant preapprovals of auditing, audit-related, non-audit related, tax, and all other services so long as all such pre-approved decisions are reviewed with the full Audit Committee at their next scheduled meeting. Such pre-approval of non- audit services proposed to be provided by the auditors to the Fund is not necessary, however, if such services fall within the de minimis exception under Section 10A of the Exchange Act;

5.             consider whether the provision by the Fund’s auditor of any non-audit services to its investment manager or its affiliates that provide ongoing services to the Fund which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor’s independence;

h.	Other

i.             consider such other matters as appropriate under this Charter, Regulation S- K, the Exchange Act, and other applicable law;

ii.             report its activities to the full Board on a periodic basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate;

iii.            review the status of the Audit Committee’s members to determine if any of them may be considered a “financial expert” as defined in the Sarbanes-Oxley Act of 2002 or other applicable law, make recommendations regarding the “financial expert” determination to the full Board and, if none of the Audit Committee’s members are

5

considered a “financial expert,” ensure that the Fund normally discloses such fact in its annual report and the reasons therefor; and

iv.            cause the preparation of any report or other disclosure required by the SEC, the Public Company Accounting Oversight Board (PCAOB), or any other regulatory authority, as applicable.

4.	Committee Meetings.

a.            The Audit Committee shall normally meet on a regular basis and is empowered to hold special meetings as circumstances require.

b.            The Audit Committee may meet with the Fund’s management as required, including financial personnel.

c.            Except as may otherwise be set forth in the Fund’s charter, trust agreement, bylaws or similar governing documents, the presence of at least one member of the Audit Committee at a meeting which has been duly called and convened constitutes a quorum, and the vote of a majority of the Audit Committee members present at a meeting at which a quorum is obtained shall be sufficient to approve, adopt, or otherwise authorize any action of the Audit Committee at the meeting.

5.             Committee Resources. The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, and shall have the discretion to institute investigations of improprieties or suspected improprieties and is vested with authority to retain independent counsel and other advisers at the expense of the Fund.

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ATTACHMENT B

AOG INSTITUTIONAL FUND

AOG INSTITUTIONAL TENDER FUND

AOG INSTITUTIONAL MASTER FUND

NOMINATING COMMITTEE CHARTER

The Boards of Trustees (each a “Board”) of AOG Institutional Fund, AOG Institutional Tender Fund, and AOG Institutional Master Fund (each a “Fund”) have adopted this Charter to govern the activities of the Nominating Committee (the “Committee”) of each Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are (i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund’s Declaration of Trust, as amended, and Bylaws (“Governing Documents”), and resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Trustees and (iv) to set any necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be composed of as many Trustees as the Board shall determine in accordance with the Fund’s Governing Documents. The Committee may only be comprised of Continuing Trustees as defined in the Fund’s Governing Documents and, to the extent required by the Investment Company Act of 1940, as amended (the “1940 Act”), those who are not “interested persons” of the Fund (“Independent Directors”), as defined in Section 2(a)(19) of the 1940 Act. The Board may remove or replace any member of the Committee at any time in its sole discretion.

The Committee will not have regularly scheduled meetings. Committee meetings shall be held in accordance with the Fund’s Governing Documents as and when the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund’s Governing Documents, any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Trustee Nominees

The Committee may take into account a wide variety of criteria in considering Trustee candidates, including (but not limited to): (i) the candidate’s knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a trustee or senior officer of other public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (viii) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board’s policy that Trustees of the Fund normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored or managed by the Fund’s investment adviser or its affiliates.

Pursuant to the Fund’s Governing Documents:

(a)       To qualify as a nominee for a Trusteeship, an individual, at the time of nomination, (i)(A) shall be a resident United States citizen and have substantial expertise, experience or relationships relevant to the business of the Fund, (B) shall have a master’s degree in economics, finance, business administration or accounting, a graduate professional degree in law from an accredited university or college in the United States or the equivalent degree from an equivalent institution of higher learning in another country, or a certification as a public accountant in the United States, or be deemed an “audit committee financial expert” as such term is defined in Item 401 of Regulation S-K (or any successor provision) promulgated by the Securities and Exchange Commission; (C) shall not serve as a trustee or officer of another closed-end investment company unless such company is sponsored or managed by the Fund’s investment manager or investment adviser or by an affiliate of either; and (D) shall not serve or have served within the past 3 years as a trustee of any closed-end investment company which, while such individual was serving as a trustee or within one year after the end of such service, ceased to be a closed-end investment company registered under the 1940 Act, unless such individual was initially nominated for election as a trustee by the board of trustees of such closed-end investment company, or (ii) shall be a current Trustee of the Fund.

(b)       In addition, an individual who is not an incumbent Trustee shall not have a relationship, hold any position or office or otherwise engage in, or have engaged in, any activity that would result in a violation of the Policy if the individual were elected as a Trustee.

(c)       The Nominating Committee of the Board of Trustees, in its sole discretion, shall determine whether an individual satisfies the foregoing qualifications. Any individual who does not satisfy the qualifications set forth herein, unless waived by the Committee, shall not be eligible for nomination or election as a Trustee and the selection and nomination, or recommendation for nomination by the Board, of candidates for election by the Committee shall be deemed to be its determination such qualifications are satisfied or waived for such candidate.

(d)       In addition, no person shall be qualified to be a Trustee unless the Nominating Committee, in consultation with counsel to the Fund, has determined that such person, if elected as a Trustee, would not cause the Fund to be in violation of, or not in compliance with, applicable law, regulation or regulatory interpretation, or the Governing Documents, this Charter, or any general policy adopted by the Board of Trustees regarding either retirement age or the percentage of Interested Persons and non-Interested Persons to comprise the Fund’s Board of Trustees.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund’s current Trustees, (ii) the Fund’s officers, (iii) the Fund’s investment adviser(s), (iv) the Fund’s shareholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund’s expense to identify potential candidates.

Consideration of Candidates Recommended by Shareholders

The Committee will consider and evaluate nominee candidates properly submitted by shareholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by shareholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

APPENDIX A

Procedures for the Nominating Committee’s Consideration of Candidates Submitted by Shareholders

A candidate for nomination as a Trustee submitted by a shareholder will not be deemed to be properly submitted to the Committee for the Committee’s consideration unless the following qualifications have been met and procedures followed:

1.       A shareholder or group of shareholders (referred to in either case as a “Nominating Shareholder”) that, individually or as a group, has beneficially owned at least 4.5% of the Fund’s shares of beneficial interest for at least two years prior to the date the Nominating Shareholder submits a candidate for nomination as a Trustee may submit one candidate to the Committee for consideration at an annual meeting of shareholders.

2.       The Nominating Shareholder must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3.       The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 90 days nor more than 120 calendar days before the first anniversary date of the Fund’s proxy statement released to shareholders in connection with the most recent shareholders meeting at which Trustees were considered for election.

4.       The Shareholder Recommendation must include: (i) a statement in writing setting forth (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Shareholder (the “candidate”); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Shareholder or an Associated Person of the Nominating Shareholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Shareholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Trustees pursuant to Section 20 of the 1940 Act and the rules and regulations promulgated thereunder; (E) whether the Nominating Shareholder believes that the candidate is or will be an “interested person” of the Fund (as defined in the 1940 Act) and, if believed not to be an “interested person,” information regarding the candidate that will be sufficient for the Fund to make such determination; and (F) information as to the candidate’s knowledge of the investment company industry, experience as a trustee or senior officer of public companies, trusteeships on the boards of other registered investment companies and educational background; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Trustee if elected; (iii) the written and signed agreement of the candidate to complete a trustees’ and officers’ questionnaire if elected; (iv) the Nominating Shareholder’s consent to be named as such by the Fund; (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Shareholder and any Associated Person of the Nominating Shareholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund’s record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Shareholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Shareholder. “Associated Person of the Nominating Shareholder” as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Shareholder or (b) any person required to be identified pursuant to clause (vi).

5.       The Committee may require the Nominating Shareholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Shareholder to serve on the Board. If the Nominating Shareholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. PLEASE CAST YOUR PROXY VOTE TODAY!

PROXY CARD

AOG Institutional Fund

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 27, 2026

The undersigned, revoking prior proxies, hereby appoints Frederick Baerenz and Peter Sattelmair, and each of them, as attorneys-in-fact and proxies of the undersigned, granted in connection with the voting of the shares subject hereto with full power of substitution, to vote shares held in the name of the undersigned on the record date at the Special Meeting of Shareholders of the above named Fund (the “Fund”) to be held at the offices of F.L. Putnam Investment Management Co. (the “Adviser”) at 11911 Freedom Drive, Suite 730, Reston, Virginia 20190 on February 27, 2026, at 1:00 p.m. Eastern Time, or at any adjournment thereof, upon the Proposal described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

Do you have questions?If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free 1-800-735-3591. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 27, 2026. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/AOG/docs/2026meeting.pdf

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]

AOG Institutional Fund

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.
PROXY CARD

SIGNATURE (AND TITLE IF APPLICABLE)	DATE

SIGNATURE (IF HELD JOINTLY)	DATE

This proxy is solicited on behalf of the Fund’s Board of Trustees, and the Proposal has been unanimously approved by the Board of Trustees and recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or “FOR” the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders’ best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example:	●

		FOR	WITHOLD
1.	Election of Trustees — The Board of Trustees urges you to vote FOR the election of the Nominees
	1a. Betsy Cochrane	○	○
	1b. Gregory M. Pinkus	○	○

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE]	[BAR CODE HERE]	[CUSIP HERE]